UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 30, 2004

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)

416-596-7664

(Registrant’s telephone number,
including area code)

Item 5. Other Events

On April 28, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

On April 29, 2004, the Registrant issued the press release attached hereto as Exhibit 99.2, and such press release is incorporated in its entirety by reference herein.

On April 22, 2004, the Registrant filed articles of amendment attached hereto as Exhibit 3.1, and such articles of amendment is incorporated in its entirety by reference herein.

On April 29, 2004, the Registrant signed an employment agreement with Rick E. Gaetz.

On April 29, 2004, the Registrant signed an employment agreement with Kevin A. Glass.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

	By:	/s/ Kevin A. Glass
Name: Kevin A. Glass
Title: Vice President Finance
and Chief Financial Officer

Date: April 30, 2004

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release – dated April 28, 2004
Vitran Shareholder Approve Two New Board Directors at Company’s Annual Meeting

99.2	Press Release – dated April 29, 2004
Vitran to Trade under New Stock Symbol on Toronto Stock Exchange

3.1	Articles of Amendment dated April 22, 2004

10.1	Employment Agreement dated April 29, 2004
between Vitran Corporation Inc. and Rick E. Gaetz

10.2	Employment Agreement dated April 29, 2004
between Vitran Corporation Inc. and Kevin A. Glass